UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2006

GLOBAL CASINOS, INC. (Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction	Commission File	(I.R.S. Employer Identification
of incorporation)	Number	number)

5455 Spine Road, Suite C, Boulder, Colorado 80301

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 527-2903

______________________________________________________
(Former name or former address, if changed since last report)

______  Written communications pursuant to Rule 425 under the Securities Act

______  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

______  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

______  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 AMENDMENT OF BYLAWS

     The Board of Directors of Global Casinos, Inc. (the “Company”) has approved and adopted Amended and Restated ByLaws, a copy of which is filed as an exhibit to this Report.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibit
Item	Title
3.1	Amended and Restated ByLaws

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Casinos, Inc.
(Registrant)

Dated: May 16, 2006	/s/ Clifford L. Neuman
Clifford L. Neuman, President